                                                                    EXHIBIT 23.5

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 10, 1995, included in Harken Energy Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP


Dallas, Texas

April 11, 1995